Exhibit 99
                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Investors Insurance Group, Inc.(the "Company") on Form 10-QSB for the period ending June 30, 1999 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald F. U. Goebert, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                      /s/ Donald F. U. Goebert
                                      ------------------------
                                      Donald F. U. Goebert
                                      Chief Executive Officer
                                      Chief Financial Officer

                                      August 14, 2002